UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

December 10, 2020
Date of Report (Date of earliest event reported) ____________________________
Aramark
(Exact name of Registrant as Specified in its Charter) ____________________________
Delaware		001-36223	20-8236097
(State or other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)
2400 Market Street			19103
Philadelphia,	Pennsylvania
(Address of Principal Executive Offices)			(Zip Code)

(215)	238-3000
(Registrant's Telephone Number, Including Area Code)
N/A (Former name or former address, if changed since last report.)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class		Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock,	par value $0.01 per share	ARMK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement
The Stewardship Framework Agreement (the “Stewardship Framework Agreement”), dated October 6, 2019, between Aramark (the “Company”) and MR BridgeStone Advisor LLC (“Mantle Ridge”), on behalf of itself and its affiliated funds (such funds, together with Mantle Ridge, collectively the “Mantle Ridge Group”) provides that the parties will enter into a customary and reasonable registration rights agreement, which agreement was completed and entered into on December 14, 2020 (the “Registration Rights Agreement”). The Registration Rights Agreement entitles the Mantle Ridge Group to certain demand and “piggy- back” registration rights with respect to securities of the Company that they hold. In addition, the Company is required to use commercially reasonable efforts to file and maintain a shelf registration statement covering the shares beneficially owned by the Mantle Ridge Group. The Company is also required to pay registration fees and certain expenses of the Mantle Ridge Group relating to such registrations and indemnify the Mantle Ridge Group for certain liabilities under the federal and state securities laws.
The above summary does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On December 10, 2020, the Board of Directors of the Company (the “Board”) approved an amendment to the Amended and Restated By-laws of the Company (as amended, the “Amended and Restated By-laws”) to increase the limit on the size of the Board until the end of the Company’s fiscal year ending September 30, 2022 from eleven to twelve directors in order to accommodate the election to the Board at the Company’s 2021 annual meeting of stockholders of a twelfth, unanimously supported director candidate. On December 14, 2020 the Company also entered into a corresponding amendment to the Stewardship Framework Agreement to similarly increase the limit on the size of the Board until October 6, 2022 from eleven to twelve directors.
The above summary does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated By-laws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01.     Financial Statements, Pro Forma Financial Information and Exhibits

(d)	Exhibits. The following exhibits are filed as part of this report:

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Aramark, dated December 10, 2020.
10.1	Registration Rights Agreement by and between MR BridgeStone Advisor LLC (“Mantle Ridge”), on behalf of itself and its affiliated funds, dated December 14, 2020.
104	Cover Page Interactive Date File (embedded within the Inline XRBL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aramark

Date:	December 16, 2020	By:	/s/ LAUREN A. HARRINGTON
		Name:	LAUREN A. HARRINGTON
		Title:	Senior Vice President and
General Counsel